Exhibit 10.1

DISPUTE RESOLUTION AGREEMENT

This DISPUTE RESOLUTION AGREEMENT is made this 12th day of March 2007 (“Agreement”) by and between BioDelivery Sciences International, Inc. (“BDSI”) and CDC IV, LLC (“CDC”).

WHEREAS, BDSI and CDC entered into the Clinical Development and License Agreement, dated July 14, 2005 (as amended, the “CDLA”), pursuant to which CDC has provided funding to BDSI for the clinical development of a certain BEMATM Fentanyl product (“BEMATM Fentanyl”);

WHEREAS, BDSI and CDC are currently engaged in dispute resolution procedures pursuant to the CDLA for certain matters arising thereunder (the “Disputed Matters”); and

NOW, THEREFORE, IN CONSIDERATION of the foregoing, the mutual understandings and promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by BDSI and CDC, BDSI and CDC hereby agree that the dispute resolution procedures for the Disputed Matters are hereby terminated, without prejudice.

CDC IV, LLC		BioDelivery Sciences International, Inc.

By:	David Ramsay, Authorized Signatory	By:	Mark A. Sirgo, President and CEO

	/s/ David Ramsay		/s/ Mark A. Sirgo

Date: March 12, 2007		Date: March 12, 2007